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                                                                  Exhibit 99.1


                             BOUDREAU & ASSOCIATES
                               ATTORNEYS AT LAW
                                77 MAIN STREET
                         ANDOVER, MASSACHUSETTS 01810

               TELEPHONE (978) 475-1515 FACSIMILE (978) 475-1184


November 20, 2002


Mr. Frank Magilochetti
Med Diversified
200 Brookstone Square
Suite 403
Andover, MA 01810

Re:    Board of Directors

Dear Frank:

It is with much regret that I must tender my resignation from the Board of Directors at Med Diversified.

Thank you for the opportunity to serve the Board, and I hope that what I had to offer was beneficial to the company.


Very truly yours,

/s/ Richard J. Boudreau

Richard J. Boudreau
RJB:ecl